Exhibit 99.2

Q1 2023 Earnings Call May 11, 2023 2023 - 05 - 10 1 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

T od a y ’ s Presenters 2023 - 05 - 10 2 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) • Urban Forssell, CEO • Fredrik Nihlén, CFO

Legal Disclaimer 2023 - 05 - 10 3 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) This presentation contains, and related oral and written statements of Neonode Inc. (the “Company”) and its management may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include information about current expectations, strategy, plans, potential financial performance or future events. They also may include statements about market opportunity and sales growth, financial results, use of cash, product development and introduction, regulatory matters and sales efforts. Forward - looking statements are based on assumptions, expectations and information available to the Company and its management and involve a number of known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any expressed or implied by these forward - looking statements. These uncertainties and risks include, but are not limited to, our ability to secure financing when needed on acceptable terms, risks related to new product development, our ability to protect our intellectual property, our ability to compete, general economic conditions including as a result of the ongoing COVID - 19 pandemic or geopolitical conflicts such as the war in Ukraine, as well as other risks outlined in filings of the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Prospective investors are advised to carefully consider these various risks, uncertainties and other factors. Any forward - looking statements included in this presentation are made as of today’s date. The Company and its management undertake no duty to update or revise forward - looking statements. This presentation has been prepared by the Company based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information.

Agenda 2023 - 05 - 10 4 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) 1. Summary of Key Points 2. Q1 2023 Financial Results 3. Brief Business Update 4. Q&A Neonode Inc. Q1 2023 | May 11, 2023

Summary of Key Points Q1 2023 - 05 - 10 5 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) • Licensing revenues stable • Worldwide semiconductor supply shortage situation has begun to improve • Printer and automotive customers’ sales have stabilized • Product sales revenues below targets • Slow start of the year after holidays • High inventory levels at key customers after Q4 2022 • We continue to execute on our strategy to establish beachheads in key segments • We are recruiting to strengthen our sales and engineering teams

Agenda 2023 - 05 - 10 6 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) 1. Summary of Key Points 2. Q1 2023 Financial Results 3. Brief Business Update 4. Q&A Neonode Inc. Q1 2023 | May 11, 2023

1,400 1,200 1,000 800 600 400 200 0 - 200 AMER EMEA APAC AMER EMEA APAC AMER EMEA APAC AMER EMEA APAC AMER EMEA APAC AMER EMEA APAC AMER EMEA Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 22 Q2 - 22 Q3 - 22 Q4 - 22 Q1 - 23 Thousands Q1/’23 Financial Results – Revenues Revenues by Revenue Stream and Region Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 License fees Products NRE 1,800 1,600 1,400 1,200 1,000 800 600 400 200 0 - 200 Q2 - 22 Q3 - 22 Q4 - 22 Q1 - 23 Thousands Revenues by Revenue Stream Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 22 License fees Products NRE $1.3 million Revenue Total Q1 2023 ź 5% YoY 2023 - 05 - 10 7 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) $0.1 million Revenue Products Q1 2023 ź 31% YoY $1.1 million Revenue License Q1 2023 Ÿ 4% YoY

Q1/’23 Financial Results – Gross Profit/Margin 52% Adjusted Gross Margin TSMs* Q1 2023 ź 10pp YoY 54% Gross Margin Products Q1 2023 ź 11pp YoY * See reconciliation in Appendix ”Non - GAAP Financial Measures” - 250% - 200% - 150% - 100% - 50% 0% 50% 100 50 0 - 50 - 100 - 150 - 200 200 100% 150 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 22 Q2 - 22 Q3 - 22 Q4 - 22 Q1 - 23 Thousands Gross Profit/Margin Products Gross profit Gross margin 0% 10% 20% 50% 40% 30% 60% 70% 0 50 100 150 200 250 Q1 - 20 Q2 - 20 Q3 - 22 Q4 - 22 Q1 - 23 Thousands Gross Profit/Margin TSMs Adjusted* Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 22 Q2 - 22 Gross profit Gross margin 2023 - 05 - 10 8 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Q1/’23 Financial Results – Operating Expenses $2.8 million Operating Expenses Q1 2023 Ÿ 5% YoY - 3,000 - 3,500 2023 - 05 - 10 9 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) - 2,500 - 2,000 - 1,500 - 1,000 - 500 0 Thousands Operating Expenses Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 22 Q2 - 22 Q3 - 22 Q4 - 22 Q1 - 23

Q1/’23 Financial Results – Cash $22.9 million Cash and Accounts Receivables Mar. 31, 2023 Ÿ 6.7 Million Dec. 31, 2022 $1.7 million Net Cash Burn Operating Activities Q1 2023 ź 25% YoY - 3,000 - 3,500 2023 - 05 - 10 10 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) - 2,500 - 2,000 - 1,500 - 1,000 - 500 0 Thousands Net cash used in operating activities Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 22 Q2 - 22 Q3 - 22 Q4 - 22 Q1 - 23

Agenda 2023 - 05 - 10 11 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) 1. Summary of Key Points 2. Q1 2023 Financial Results 3. Brief Business Update 4. Q&A Neonode Inc. Q1 2023 | May 11, 2023

We transform the way humans and machines interact 2023 - 05 - 10 12 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Business Strategy: Technology Licensing and Product Sales

TARGET SEGMENTS	PRINTER	AUTOMOTIVE	ELEVATORS	INTERACTIVE KIOSKS
				
CUSTOMER OFFERINGS	ZFORCE	MULTISENSING	TOUCH SENSOR MODULES (ZFORCE)	
BUSINESS MODELS	SALES OF NRE SERVICES + TECHNOLOGY LICENSING		SALES OF NRE SERVICES + PRODUCT SALES	

2023-05-10 | 13
© Neonode 2001-2023 · www.neonode.com · Nasdaq (NEON)

neonode®

Key Application Areas In Our Licensing Business: • Driver and In - cabin Monitoring • HUD Obstruction Detection • Interior Controls • (Rugged) Touch • Gesture Sensing In Our Products Business: • Contactless Touch • Touchless Touch on displays, keyboards, keypads, buttons • Holographic Touch • (Rugged) Touch on displays and other surfaces • Gesture Sensing zForce MultiSensing Touch Sensor Modules 2023 - 05 - 10 14 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Driver and In - Cabin Monitoring 2023 - 05 - 10 15 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Structab 2023 - 05 - 10 16 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) Structab taximeters are powered by Neonode’s Touch technology

Claridge’s 2023 - 05 - 10 17 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) Claridge’s luxurious 5 - star hotel upgrades heritage elevator with Contactless Touch technology

Imagine… 2023 - 05 - 10 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 18 www.youtube.com/@NeonodeInc

Q1 2023 – Q1 2024 Events

Q1 2023

- SRS & CVS, Shanghai
- AutoSens InCabin, Phoenix, AZ
- Embedded World, Germany
- EuroShop, Germany
- Passenger Terminal Expo, The Netherlands
- Southern Manufacturing and Electronics, UK

Q2 – Q4 2023 (selection)

- IMS & HUD Expo, China
- Med-Tech Innovation Expo, UK
- Car.HMI Europe , Germany
- InCabin.Sensing Europe, Germany
- AutoSens InCabin, Belgium
- IVT Expo, Germany
- World Elevator Escalator Expo, China

Q1 2024

- CES 2024, Las Vegas, NV
- NRF 2024, New York, NY


CES


EXPO

2023-05-10 | 19
© Neonode 2001-2023 · www.neonode.com · Nasdaq (NEON)
neonode®

Agenda 2023 - 05 - 10 20 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) 1. Summary of Key Points 2. Q1 2023 Financial Results 3. Brief Business Update 4. Q&A Neonode Inc. Q1 2023 | May 11, 2023

info@neonode.com neonode.com Subscribe to Neonode newsletter Thank you. 2023 - 05 - 10 21 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) 2023 - 05 - 10 21 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Appendix 2023 - 05 - 10 22 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Non-GAAP Financial Measures

In addition to presenting our financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), we use adjusted gross margin to measure our financial performance. We define adjusted gross margin as gross margin excluding AirBar sales revenues and costs and adjusting for costs and lost revenues caused by a quality issue and one-time write-down of inventory. We believe adjusted gross margin is a meaningful measure because it reflects the performance of our TSM business, which is our current focus. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Our use of adjusted gross margin, a non-GAAP financial measure, has important limitations as an analytical tool because it excludes some, but not all, items that affect the most directly comparable GAAP financial measure. You should not consider adjusted gross margin in isolation or as substitutes for analysis of our results as reported under GAAP. Our definition of non-GAAP adjusted gross margin may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

The following tables presents a reconciliation of adjusted gross margin to gross margin, the most directly comparable GAAP financial measure.

kUSD	Q1-20	Q2-20	Q3-20	Q4-20	Q1-21	Q2-21	Q3-21	Q4-21	Q1-22	Q2-22	Q3-22	Q4-22	Q1-23
Revenue Products	98	66	284	502	355	346	136	118	147	210	155	483	102
Cost of Sales Products	-36	-72	-198	-496	-270	-212	-98	-342	-51	-93	-80	-552	-47
Gross Profit Products	**62**	**-6**	**86**	**6**	**85**	**134**	**38**	**-224**	**96**	**117**	**75**	**-69**	**55**
Lost revenues TSM quality issue	-	-	-	-	-	-14	12	92	-	-	-	-	-
Cost of sales TSM quality issue	-	-	-	-	-	4	27	-61	-	-	-	-	-
Inventory write-down TSM quality issue	-	-	-	-	-	-	-	154	-	-	-	294	-
Revenue AirBar	1	-0	-60	-21	-43	-	-	-	-13	-	-	-	-4
Cost of Sales AirBar	-23	27	86	123	39	-4	-7	149	-	-	-	-	-
Adjusted Gross Profit Products	**40**	**21**	**112**	**109**	**81**	**120**	**70**	**110**	**83**	**117**	**75**	**225**	**51**
Gross Margin Products	63%	-9%	30%	1%	24%	39%	28%	-190%	65%	56%	48%	-14%	54%
Adjusted Gross Margin Products	40%	32%	50%	23%	26%	36%	47%	52%	62%	56%	48%	47%	52%

2023-05-10 | 23 © Neonode 2001-2023 · www.neonode.com · Nasdaq (NEON)

neonode®